UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 23, 2020
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Welbilt, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices) (ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	WBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On and effective July 23, 2020, the Board of Directors of Welbilt, Inc. (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), to revise Section 7.6, Exclusive Forum. The revision provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and that any person or entity holding, owning or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the federal forum selection provision.
The foregoing summary is qualified in its entirety by reference to the Bylaws, as amended, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Welbilt, Inc., effective as of July 23, 2020.
101	Interactive data files pursuant to Rule 405 of Regulation S-T, formatted in Inline Extensible Business Reporting Language ("iXBRL").
104	Cover page interactive data file (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: July 27, 2020	By:	/s/ Martin D. Agard
Martin D. Agard
Executive Vice President and Chief Financial Officer

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